                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                -------------

                                   FORM 8-K


                                CURRENT REPORT


                     Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 18, 1995

                            COMMISSION FILE #0-12862


                                DEP CORPORATION


                 a Delaware corporation - I.R.S. No. 95-2040819


               2101 East Via Arado, Rancho Dominguez, CA   90220

                                 (310) 604-0777




                                                         Exhibit Index on page 5

Item 5   OTHER EVENTS



                 On April 18, 1995, the Company and its group of seven banks (the "Bank Group") executed a Conditional Waiver as of April 14, 1995 (the "Waiver"), arising with respect to the Company's Revolving Credit and Term Loan Agreement dated August 6, 1993, as amended, (the "Bank Facility"). The Waiver waives any non-compliance with respect to the period from January 31, 1995, through April 30, 1995 (the "Waiver Period"), of the Company's net worth, debt to EBITDA and interest coverage financial covenant ratios set forth in the Bank Facility. It also waives any non-compliance arising with respect to the Waiver Period of the Company's leverage ratio covenant, (to the extent that it results from a write-down, if any, of the carrying value of the Agree and Halsa intangibles) and any non-compliance with the working capital covenant (to the extent it would have resulted from the reclassification of the Company's indebtedness under the Bank Facility as short-term debt due to non-compliance with any of the above described covenants.)

                 The Waiver also temporarily reduces the working capital line of the Bank Facility during the Waiver Period from $28 million to $25 million, of which $4.4 million remained available to the Company as of April 27, 1995. Based upon its currently projected earnings and cash flows, management believes that such amount will be sufficient to finance the Company's operations through at least the end of fiscal 1995.

                 The Waiver is conditioned on the Company's retaining independent consultants to assist the Company in the development of a strategic business plan and presenting such final plan to the Bank Group no later than July 31, 1995.

                Management currently anticipates that when the fourth quarter results are determined, the Company will not be in compliance with the financial covenants set forth in the Bank Facility. Following presentation of the final strategic plan to the Bank Group on July 31, 1995, the Company intends to negotiate with the Bank Group to further amend the financial covenants, based on the Company's anticipated operations and financial condition. There is no assurance that the Bank Group will agree to such an amendment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DEP CORPORATION





Date: April 27, 1995                    By:  /s/ Grant W. Johnson
                                             --------------------------------
                                             Grant W. Johnson
                                             Vice President Finance
                                             and Chief Financial Officer

                                 Exhibit Index




                                                                                             Sequential
           Description                                                                      Page Numbers
         ---------------                                                                    ------------
         Conditional Waiver dated as of April 14, 1995                                         6 - 13

                               CONDITIONAL WAIVER
                           DATED AS OF APRIL 14, 1995


         This CONDITIONAL WAIVER (this "Waiver") is among DEP CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below as Lenders (the "Lenders"), and CITICORP USA, INC., as agent (the "Agent") for the Lenders thereunder.

                            PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders and the Agent and The First National Bank of Boston and City National Bank, as Co-Agents, have entered into a Revolving Credit and Term Loan Agreement dated as of August 6, 1993, as amended (as amended to date, the "Credit Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein).

         (2) The Borrower has requested that the Lenders (a) waive (i) any Defaults arising under Section 6.01(i) of the Credit Agreement as a result of written statements by the Borrower in certain of its public disclosure documents, and (ii) with respect to the period starting on January 31, 1995 and ending on and including April 30, 1995 (the "Waiver Period"), any Defaults arising under certain financial covenants contained in Section 5.04 of the Credit Agreement, as a result of non-compliance therewith, and (b) consent to the payment by the Borrower of certain deferred compensation.

         (3) The Required Lenders are, subject to the satisfaction of, and continuing compliance by the Borrower with, the terms and conditions set forth herein, willing to grant the requests of the Borrower.

         NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

                 SECTION 1. Conditional Waiver Under Credit Agreement. Effective as of the date hereof and subject to (a) the satisfaction of the conditions precedent set forth in Section 5 hereof, and (b) the continuing compliance by the Borrower with the provisions of Sections 2 and 4 hereof, the Lenders hereby waive the following Defaults (collectively, the "Specified Defaults"):

                 (i) any Defaults existing under Section 6.01(i) of the Credit Agreement as a result of written statements in the Borrower's Report on Form 8-K dated May 27, 1994 and the Borrower's Report on Form 10-Q dated March 17, 1995;

                 (ii) any Defaults arising with respect to the Waiver Period under subsections (b), (e) and (f) of Section 5.04 of the Credit Agreement as a result of non-compliance with such subsections;

                 (iii) to the extent such Default arises solely as a result of the writedown, if any, of the carrying value of the Agree and Halsa intangibles (and only to such extent), any Default arising with respect to the Waiver Period under subsection (c) of Section 5.04 of the Credit Agreement; and

                 (iv) to the extent such Default arises solely as a result of the indebtedness under the Credit Agreement being classified, in accordance with GAAP, as short term debt (and only to such extent), any Default arising with respect to the Waiver Period under subsection (a) of Section 5.04 of the Credit Agreement;

provided, however, that, if the Borrower shall at any time fail to comply with the provisions of Section 2 or 4 hereof, the Required Lenders may, by written notice to the Borrower, declare the Waiver Period to be terminated whereupon the waivers provided in this Section 1 shall be of no further force or effect. It is understood and agreed that the waivers provided for in this Section 1 shall, until the Waiver Period expires or is terminated, include a waiver of any increase in interest rate during the Waiver Period under the provisions of
Section 2.06(b) of the Credit Agreement with respect to the Specified Defaults but that such Section 2.06(b) shall remain in full force and effect with respect to the occurrence and continuation of any other Event of Default.

                 SECTION 2. Consent to Certain Deferred Compensation Payments. Effective as of the date hereof, the Lenders hereby agree that, in addition to other deferred compensation payments not prohibited by Section 5.02(j) of the Credit Agreement, the Borrower may make deferred compensation payments to the individuals identified on Schedule I hereto; provided, however, that (a) such payments are made pursuant to and in accordance with the Borrower's Executive Deferred Compensation Plan (the "Plan"), (b) such payments are made solely with the proceeds of the investment fund (the "Fund") previously established and maintained by the Borrower for such purpose plus up to $125,000 of other funds of the Borrower, (c) after giving effect to any such payment, the amount of all continuing obligations, fixed or contingent, in respect of the Plan does not exceed the aggregate market value of the Fund (at such time) by more than $125,000 minus the aggregate amount of such payments made with funds other than proceeds of the Fund, and (d) the Agent is given notice of each such payment within three Business Days after such payment is made. The Borrower and the Lenders agree that any failure by the Borrower to comply with the limitations set forth in the foregoing proviso shall constitute an Event of Default under the Credit Agreement.

                 SECTION 3. Limitation on Aggregate Advances Outstanding under the Working Capital Facility. The Borrower acknowledges and agrees, and the Lenders agree, that, during the Waiver Period, (a) the aggregate principal amount of Working Capital Advances permitted to be outstanding at any one time shall be limited to $25,000,000, and (b) the Lenders shall have no obligation to make any Working Capital Advances to the Borrower which would cause the aggregate outstanding principal amount of Working Capital Advances to exceed such amount. It is understood and agreed that the limitation on outstanding Working Capital Advances set forth in this Section 3 may be waived by the Required Lenders and that, upon the effectiveness of any such waiver, the obligation of each Lender to make Working Capital Advances in accordance with such Lender's Working Capital Commitment shall be reinstated to the extent set forth in such waiver.

                 SECTION 4.  Independent Consultant; Strategic Business Plan.

                 (a) Independent Consultant. The Borrower shall select and retain, at the Borrower's expense, an independent consulting firm which shall be either (i) one of certain consulting firms identified by the Agent to the Borrower, or (ii) another independent consulting firm reasonably acceptable to the Agent and the Required Lenders. The Borrower and its Subsidiaries have agreed to retain The Goldston Group ("Goldston") and Deloitte & Touche LLP ("D&T" and, together with Goldston, the "Consultants") to serve as such independent consultants. The Borrower hereby confirms that it has selected the Consultants and the Lenders hereby confirm that (i) they have no objection to Goldston and D&T serving as independent consultants for the Borrower and its Subsidiaries, and (ii) the Borrower has satisfied any requirement that the Borrower obtain the Lenders' approval with respect to the independent consultants to be retained. The Borrower shall have retained the Consultants, and shall have caused the Consultants to commence their review of the operations of the Borrower and its Subsidiaries, not later than April 14, 1995. The scope of such retention shall be as set forth in the consulting engagement proposals from The Goldston Group dated March 29, 1995 and Deloitte & Touche LLP dated March 28, 1995 (collectively, the "Proposals") as delivered to the Agent by the Borrower under cover memorandum dated March 29, 1995. The Lenders hereby confirm that they have approved the scope of engagement set forth in the Proposals. The Borrower shall, and shall cause its officers, employees and affiliates to, cooperate fully with the Consultants to allow the Consultants to complete their review of the operations of the Borrower and its Subsidiaries in accordance with the Proposals.

                 (b) Access to Consultants. The Borrower shall permit the Agent and the Lenders (through the Agent), from time to time during normal business hours, (i) to discuss with the Consultants retained by the Borrower pursuant to subsection (a) above the business of the Borrower and its Subsidiaries, and (ii) to have access to the work papers, recommendations and reports of the Consultants with regard to such business upon the request of the Agent. The Borrower shall be given not less than two Business Days' prior notice of, and have the opportunity to have a representative present at, any such discussions between the Agent and the Consultants which occurs prior to July 31, 1995.

                 (c) Strategic Plan. The Borrower shall work together with the Consultants retained by the Borrower pursuant to subsection (a) above to develop, and shall present to the Agent and the Lenders (i) not later than June 30, 1995, a written preliminary comprehensive strategic business plan for the Company and its Subsidiaries, and (ii) not later than July 31, 1995, a written comprehensive strategic business plan which shall have the approval of senior management of the Borrower and the Borrower's board of directors. Such business plan shall encompass all material aspects of the business of the Borrower and its Subsidiaries as indicated in the Proposals, including, but not limited to, marketing, projected capital expenditures and asset dispositions, if any, debt repayment and projected financial information (including brand by brand profit and loss statements). Such business plan shall incorporate, to the extent deemed appropriate by the Borrower, the recommendations of the Consultants, and shall include a discussion of recommendations made by the Consultants which were not incorporated in the final business plan and the reasons for rejecting such recommendations.

                 (d) Effect of Non-Compliance. The Borrower and the Lenders agree that the failure by the Borrower to comply with this Section 4 shall constitute an Event of Default under the Credit Agreement.

                 SECTION 5. Conditions of Effectiveness. This Waiver shall become effective when the Agent shall have received (a) counterparts of this Waiver executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lenders have executed this Waiver, and (b) counterparts of the Consent appended hereto executed by the Guarantors and Grantors listed therein.

                 SECTION 6. General Release of Claims. As additional consideration for the waivers as set forth herein, the Borrower (by its execution hereof) and each other Loan Party (by its execution of the Consent appended hereto) and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually, a "Releasing Party", and collectively, the "Releasing Parties") each hereby release and forever discharge the Agent and each Lender and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party", and collectively, the "Released Parties") of and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations pursuant to the terms of the Loan Documents, as amended to date), actions and causes of action whatsoever (collectively "Claims") the Releasing Parties and each of them may, as of the date hereof, have or claim to have against each of the Released Parties, in each case whether presently known or unknown and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment or this Conditional Waiver (collectively, the "Restructuring Documents") or the negotiation or documentation thereof or the amendments to and waivers under the Loan Documents effected by the Restructuring Documents or the transactions contemplated thereby, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Restructuring Documents. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section 6, and the Borrower will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section 6. This agreement and covenant on the part of the Releasing Parties, respectively, is contractual, and not a mere recital, and the parties hereto acknowledge and agree that no liability whatsoever is admitted on the part of any party with respect to any Claim released or purported to be released under this Section 6. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties.
Section 1542 provides as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                 Each of the Releasing Parties acknowledges that the foregoing release (including the foregoing waiver of the provisions of Section 1542 of the California Civil Code) was separately bargained for.

                 Each Released Party acknowledges (without admission as to the existence of any specific fact) that the foregoing release shall not prevent any Releasing Party from making evidentiary references, in connection with any Claim not released or purported to be released hereby, to the negotiation or documentation of the Restructuring Documents or the amendments to the Loan Documents effected by the Restructuring Documents or the transactions contemplated by the Restructuring Documents or the dealings between the parties in connection with or in any way related to the Restructuring Documents.

                 The Borrower represents to each Released Party that, as of the date hereof, neither Robert Berglass nor Grant Johnson has actual knowledge of facts which would cause the Borrower to prevail on any Claim not released under this Section 6.

                 SECTION 7.  Reference to and Effect on the Loan Documents.
(a) Upon the effectiveness of this Waiver, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

                 (b) Except as specifically modified hereby, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein.

                 (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any Default, right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                 (d) The Agent, each Lender party hereto, the Borrower and, by execution of the Consent appended hereto, each Guarantor specifically acknowledges and agrees that (i) none of the Company, any Guarantor, the Agent or any Lender has agreed to any other or future waiver of or amendments to the Loan Documents, (ii) neither the granting of the conditional waiver described herein nor the granting of any prior waivers and amendments under the Loan Documents creates any obligation whatsoever on the part of the Company, any Guarantor, the Agent or any Lender to grant any other or future waiver or amendment under the Loan Documents, and (iii) except as specifically set forth herein, each of the Company, each Guarantor, the Agent and the Lenders have reserved all rights and remedies under Loan Documents.

                 SECTION 8. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration of this Waiver and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8. In addition, the Borrower shall pay any and all stamp and other taxes, and fees, payable or determined to be payable in connection with the execution, delivery and performance of this Waiver and the other instruments and documents, if any, to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

                 SECTION 9. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver or the Consent hereto by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

                 SECTION 10. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

                 IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       DEP CORPORATION


                                       By /s/ Grant Johnson
                                         ---------------------------------
                                       Title:  Vice President


                                       CITICORP USA, INC.,
                                         individually and as Agent


                                       By /s/ Ruth E. Ford
                                         ---------------------------------
                                       Title:  Vice President


                                       THE FIRST NATIONAL
                                       BANK OF BOSTON,
                                         individually
                                         and as a Co-Agent


                                       By /s/ Garrett Quinn
                                         ---------------------------------
                                       Title:  Vice President


                                       CITY NATIONAL BANK,
                                         individually
                                         and as a Co-Agent


                                       By /s/ Rick Sawyer
                                         ---------------------------------
                                       Title:  Vice President


                                       PNC BANK, NATIONAL
                                       ASSOCIATION


                                       By:  /s/ Ted A. Dunn
                                         ---------------------------------
                                       Title:  Assistant Vice President

                                       ABN AMRO BANK N.V.


                                       By:  /s/ William J. Fitzgerald
                                          -----------------------------------
                                       Title:  Attorney-In-Fact



                                       By:  /s/ Mark Elletson
                                          -----------------------------------
                                       Title:  Attorney-In-Fact


                                       THE DAIWA BANK, LTD.


                                       By:  /s/ Ralph W. Greenwood
                                          -----------------------------------
                                       Title:  Regional Vice President Credit
                                               (West)


                                       By:  /s/ Judith M. Bresnen
                                          -----------------------------------
                                       Title:  Vice President


                                       BANK HAPOALIM, B.M.


                                       By:  /s/ Craig Ciebiera
                                          -----------------------------------
                                       Title:  S.V.P.



                                       By:  /s/ Lori Lake
                                          -----------------------------------
                                       Title:  A.V.P.

                                    CONSENT
                           DATED AS OF APRIL 14, 1995



               The undersigned, Lavoris-Dep Corporation, Topol-Dep Corporation and Cuticura-Dep Corporation, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreements" executed by them, respectively, as defined in and under the Credit Agreement referred to in the foregoing Conditional Waiver, each hereby consents to the said Conditional Waiver and hereby confirms and agrees that (i) the Guaranty and such Security Agreements are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Conditional Waiver, each reference in the Guaranty and such Security Agreements to the Credit Agreement, "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as modified by the said Conditional Waiver and (ii) such Security Agreements and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined therein.

                                       LAVORIS-DEP CORPORATION


                                       By  /s/ Grant Johnson
                                         ----------------------------------
                                       Title:  Vice President


                                       TOPOL-DEP CORPORATION


                                       By  /s/ Grant Johnson
                                         ----------------------------------
                                       Title:  Vice President


                                       CUTICURA-DEP CORPORATION


                                       By  /s/ Grant Johnson
                                         ----------------------------------
                                       Title:  Vice President